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                                                                  Exhibit 10.3.1

                                 Amendment No. 2
                                       to
                              V-I-A Internet, Inc.

                            KEY EMPLOYEE EQUITY PLAN

         Effective January 14, 2000, the V-I-A Internet, Inc. Key Employee Equity Plan (the "Plan") is hereby amended in the following respects:

         1. The name of the plan is changed to the "VIA NET.WORKS, Inc. Key Employee Equity Plan" and all references in the Plan to "V-I-A Internet, Inc." are hereby deleted and replaced with "VIA NET.WORKS, Inc."